                                                                   Exhibit 10.22


                     New Millennium Capital Partners II, LLC
                            155 First Street, Suite B
                             Mineola, New York 11501

                                AJW Partners, LLC
                            155 First Street, Suite B
                             Mineola, New York 11501

                                October 25, 2001

Aquatic Cellulose International Corporation
3704 32/nd/ Street
Suite 301
Vernon, British Columbia
Canada VIT 5N6
Attention: Gary Ackles

Dear Mr. Ackles:

     Reference is made to a certain Convertible Debenture Purchase Agreement dated as of January 25, 2001 (the "Purchase Agreement") by and between Aquatic Cellulose International Corporation ("Aquatic"), New Millennium Capital Partners II, LLC ("NM") and AJW Partners, LLC ("AJW" and together with NM, the "Purchasers"), pursuant to which, among other things, Aquatic issued and sold 12% Secured Convertible Debentures ("Debentures") to the Purchasers. Capitalized terms used in this letter without definition shall have the meanings ascribed to such terms in the Purchase Agreement or the Debentures.

     Section 3.9(vii) of the Debentures provides that the Purchasers shall be entitled to declare an Event of Default if an Underlying Shares Registration Statement is not declared effective by the Commission prior to the 120/th/ day after the Closing Date. The Purchasers hereby waive the requirement in Section 3.9(vii) of the Debentures that the Underlying Shares Registration Statement be declared effective prior to the 120/th/ day after the Closing Date, provided that such Underlying Shares Registration Statement is declared effective on or prior to November 30, 2001.

     By execution hereof, each of the undersigned further agrees that this letter agreement is to be governed by and construed in accordance with the laws of the State of New York, as applied to contracts among New York residents, made and to be performed entirely within the State of New York.

     Sincerely,


     New Millennium Capital Partners II, LLC     AJW Partners, LLC
     By: First Street Manager II, LLC            By: SMS Group, LLC

     /s/ Glenn A. Arbeitman                 :    /s/ Corey S. Ribotsky
         -------------------------------             -----------------------
     Name: Glenn A. Arbeitman                    Name: Corey S. Ribotsky
     Title: Manager                              Title: Manager